Exhibit 99.3

               EIGHTH AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT

      EIGHTH AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT (the "Eighth Amendment"), dated as of March 28, 2003, among TRENWICK AMERICA CORPORATION, a Delaware corporation (the "Borrower"), Trenwick Holdings LIMITED., a company organized under the laws of the United Kingdom and TRENWICK UK HOLDINGS LIMITED, a company organized under the laws of the United Kingdom (collectively, the "Account Party"), the lending institutions from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :

      WHEREAS, the Borrower, the Account Party, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

      WHEREAS, Trenwick Group Ltd., a company organized under the laws of Bermuda ("Holdings") and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

      WHEREAS, subject to the terms and conditions set forth below, the Banks hereto wish to grant certain amendments to the Credit Agreement as provided herein;

      NOW, THEREFORE, it is agreed;

A.    Waivers

            1. The Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement solely as the result of the failure by Holdings to comply with Section

3.22 of the Holdings Guaranty for the period from, and including, March 28, 2003, to and including March 31, 2003.

B.    Amendments

            1. Schedule I to the Credit Agreement is hereby amended by (x) deleting the text "(i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii)" and (y) inserting the text "(except for any terms and conditions that restrict any payment in such Agreement to the extent that there is a Default or Event of Default at the time of such payment or as a result thereof)" immediately following the text "Executive Compensation Provisions", in each case in the definitions of "Binet Employment Agreement", "Becker Agreement", "Finkelstein Agreement", "Giordano Employment Agreement", "Graham Agreement", "Hunte Employment Agreement", "Semeraro Employment Agreement" and "Watson Employment Agreement".

C.    Miscellaneous Provisions

            1. In order to induce the Banks to enter into this Eighth Amendment, each of the Borrower and each Account Party hereby represent and warrant on behalf of themselves and their respective Subsidiaries that (i) the representations and warranties of Holdings contained in Section 2 of the Holdings Guaranty are true and correct in all material respects on and as of the Eighth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Eighth Amendment Effective Date, in each case after giving effect to this Eighth Amendment.

            2. This Eighth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            4. This Eighth Amendment shall become effective on the date (the "Eighth Amendment Effective Date") when each of the following conditions have been satisfied:

            (i) the Borrower, each Account Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent; and

            (ii) Holdings and the Required Banks have consented to the Ninth Amendment to the Holdings Guaranty dated as of March 28, 2003.

      5. From and after the Eighth Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

      6. Holdings, the Borrower and each Account Party acknowledge and agree that the execution and delivery by the Administrative Agent and the Banks of this Eighth Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Administrative Agent or the Banks to forebear or execute similar waivers, amendments or agreements under the same or similar circumstances in the future, or (ii) to modify, relinquish or impair any right of the Administrative Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Eighth Amendment.

      7. EACH CREDIT PARTY, ON BEHALF OF ITSELF, AND ALL PERSONS AND ENTITIES CLAIMING BY, THROUGH, OR UNDER ANY ONE OR MORE OF THEM, HEREBY JOINTLY AND SEVERALLY RELEASES, WAIVES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, EACH BANK, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, ATTORNEYS, AGENTS, AFFILIATES, REPRESENTATIVES AND SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASEES"), OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTIONS, SUITS, DISPUTES, CLAIMS AND DEFENSES, COUNTERCLAIMS AND/OR LIABILITIES, CROSS CLAIMS, AND DEFENSES, THAT ARE KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE, AT LAW OR IN EQUITY, BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, RELATIONSHIPS OR DEALINGS WITH, OR LOANS MADE OR LETTERS OF CREDIT ISSUED TO THE BORROWER, THE ACCOUNT PARTY OR THE OTHER GUARANTORS PURSUANT TO THE CREDIT DOCUMENTS PRIOR TO THE DATE HEREOF WHICH THE BORORWER, THE ACCOUNT PARTY OR THE OTHER GUARANTORS HAD, NOW HAVE OR MAY CLAIM TO HAVE AGAINST THE ADMINISTRATIVE AGENT, THE BANK OR ANY OTHER RELEASEE.

      8. The respective rights, powers and remedies of the Administrative Agent and the Banks in the Credit Agreement and in the other Credit Documents are cumulative and not exclusive of any right, power or remedy provided in the Credit Documents, by law or equity and no failure or delay on the part of the Administrative Agent or the Banks in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Other than as set forth in this Eighth Amendment, nothing contained in this Eighth Amendment or in any prior communications between or among the Credit Parties, the Administrative Agent and the Banks shall constitute a waiver or modification of any rights or remedies that the Administrative Agents or the Banks may have under the Credit Documents and applicable law. The Administrative Agent and the Banks expressly reserve and preserve all of their rights and remedies available to them under the Credit Documents, applicable law or otherwise.

                                *    *   *

      IN WITNESS WHEREOF, the undersigned have caused this Eighth Amendment to be duly executed and delivered as of the date first above written.

                                           TRENWICK AMERICA CORPORATION

                                           By: /s/ David M. Finkelstein
                                               ---------------------------------
                                               Name: David M. Finkelstein
                                               Title: Vice President & Treasurer


                                           TRENWICK HOLDINGS LIMITED

                                           By: /s/ Alan L. Hunte
                                               ---------------------------------
                                               Name: Alan L. Hunte
                                               Title: Director


                                           TRENWICK UK HOLDINGS LIMITED

                                           By: /s/ Alan L. Hunte
                                               ---------------------------------
                                               Name: Alan L. Hunte
                                               Title: Director


                                           TRENWICK GROUP LTD.

                                           By: /s/ Alan L. Hunte
                                               ---------------------------------
                                               Name: Alan L. Hunte
                                               Title: Chief Financial Officer

                                           [NAME OF LENDER]


                                           By:
                                               ---------------------------------
                                                Name:
                                                Title:

   [Signature Page to the Eighth Amendment and Waiver to the Credit Agreement]